Exhibit 99.1

Investor Presentation Second Quarter 2024 Highlights

Forward Looking StatementsCertain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors.    We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.

CEO Comments For the first six months of 2024, I am pleased that we continued to grow the Company despite the ongoing challenge of an inverted yield curve and the level of uncertainty that pervaded the first two quarters with respect to inflation, the direction of interest rates, national and local politics, and world affairs. The Company has seen growth across the board in total assets, loans, deposits, and assets under management by our Wealth Management team, all of which sets us up for a good second half of the year. The results of the first six months present us with opportunities to improve our contracting net interest margin and an efficiency ratio that is higher than what we want to see. We are working to correct this with a focus on revenue generation, leveraging the tools and people we have put in place over the last year, and expense control. Credit quality continues to be good with minimal new issues. The work in our extended market (Berks, Lancaster, and York counties) continues to bring in quality commercial relationships that support the growth in our more traditional markets. Construction on our new 1,700-square-foot community office in Dauphin County continues with an expected early fourth-quarter opening. As we enter the third quarter, we are seeing significant changes in interest rates, the stock market, national politics, and world affairs. How these changes play out in the local markets we serve remains to be seen, but we are vigilant in looking for opportunities in the midst of change that will improve our balance sheet strength and earnings.  Often quoted, “may you live in interesting times,” we see not as a curse but as an opportunity, as we do live in interesting times that can provide opportunity to the Company and its shareholders. Thank you for your continued support. Sincerely,

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust.    Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve.    Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve.

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA    Franklin Financials wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $2.04 billion as of June 30, 2024 As of June 30, 2024, Franklin Financial reported $1.28 billion in brokerage and trust assets under management    Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF)

Trade Area Expansion22locations serving south central PA and Washington country MD Primary Trade Area Expanded Trade Area Offering Wealth Management, commercial Financing ,and Residential Lending Services

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry	*President & Chief Executive Officer*	**42**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**36**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**30**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman	*Senior Vice President, Chief Risk Officer*	**38**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**39**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA	*Senior Vice President, Chief Wealth Management Officer*	**31**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*

F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Louis J. Giustini Senior Vice President, Chief Retail Services Officer 36 2022 Hagerstown Trust, Columbia Bank, Fulton Bank  Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 29 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 24 2014 Susquehanna Bank, Clifton Larson Allen, IMRE David Long Senior Vice President, Chief Technology Officer 17 2022 Howard Bank

A Year of Growth SELECTED HIGHLIGHTS GROWTH PERCENTAGE KEY STATISTICS Total Assets +11.1% $2.039 Billion as of 6/30/2024 $1.836 Billion as of 12/31/2023 Net Loans +4.9% $1.301 Billion as of 6/30/2024 $1.241 Billion as of 12/31/2023 Assets Under Management +3.3% $1.271 Billion as of 6/30/2024 $1.230 Billion as of 12/31/2023

Non-Interest Income (000’s) Q2 2024 20% 13% 13% 3% 51% $4.4MM Q2 2024 Q2 2023 Change Wealth Management Fees 2,242 1,959 283 Gain on Sale of Loans116 45 71 Deposit Service Fees 572 616 (44) Debit Card Income 571 547 24 Other 883 887 (4) Total1  4,384 4,054 330 1 Excludes net securities gains/losses

Net Interest Income Growth Net interest income for the quarter ended 6/30/24 was $14.2 million compared to $13.2 million for the same period in 2023 Net interest margin was 2.99% for the quarter ended 6/30/24 compared to 3.30% for the same period in 2023 Net Interest Income ($000’s) $13.2MM 6/30/2023 $14.2MM 6/30/2024 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

Outlook for 2024The Company is continuing to grow by leveraging our past investments in human capital as well as our physical, technological, and sales infrastructure including: Integration of Salesforce into sales, operations, and marketing Expanding our presence in the Pennsylvania and Maryland markets Expanding the use of digitization in both customer interface and operational workflows to improve efficiencies and decrease costs across the company The focus on cross-selling between Commercial, Retail, and Wealth Management service lines of business, to the benefit of the bank’s customers, continues with improvement due to the adoption and use of Salesforce throughout the bank and senior management’s focus on the opportunities available to the company

Outlook for 2024Commercial loan growth will continue due to the integration of new commercial relationship managers, improved underwriting processes, and growth into new regional markets for the bank Deposit balances should continue to grow through the third quarter subject to the bank’s efforts to control interest expense and manage liquidity needs Market pressure on deposit rates and competition for high-quality lending relationships may have an adverse effect on NIM The negative effect of the Accumulated Other Comprehensive Income on book capital may fluctuate over time with changes in interest rates but will eventually decrease as investments move to maturity (average portfolio life is 4.7 years)

Outlook for 2024 Fee income from the Wealth Management division should continue to grow due to focus on the addition of new clients and gathering new assets from existing clients. Overall growth should only be moderated by the general performance of both the bond and equity markets Along with driving revenue, we are focused on finding operating efficiencies, both internally and with our external third-party vendors The company will see a new community office come online at the end of 2024 with the completion of a new branch in Dauphin County, Pennsylvania, that will serve a broad mix of residential, retail, and commercial customers who surround the new location

Summary The Company continues to be well capitalized and sufficiently liquid to successfully develop new Commercial relationships Asset quality is good, and the Company is well provisioned for losses should they occur in future quarters due to economic factors The Company is actively working to bring more digitally based products and services to its customers The Company has positioned itself for growth through the addition of key people, tools for decision-making, and infrastructure. We have started to realize growth opportunities and will focus on leveraging the same people, tools, and infrastructure to improve efficiency and increase profitability.

Financial Updates Second Quarter Ended June 30, 2024

Balance Sheet Highlights Dollars in Thousands (000’s) Quarter Ended 6/30/2024 Quarter Ended 3/31/2024 Year Ended 12/31/2023 Year Ended 12/31/2022  Total Assets $2,039,126 $2,011,614 $1,836,039 $1,699,579  Cash and Cash Equiv. $179,727 $182,570 $23,140 $64,899  Investments AFS $454,465 $462,951 $472,503 $486,836  Net Loans $1,301,302 $1,261,062 $1,240,933 $1,036,866  Deposits $1,586,458 $1,559,312 $1,537,978 $1,551,448    Shareholders’ Equity $136,809 $134,237 $132,136 $114,197

Investment AFS Portfolio $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0 $65,950 $150,935 $24,239 $155,455 $90,257 12/31/2022 $104,005 $132,491 $23,198 $138,618 $74,091 12/31/2023 $100,607 $128,326 $23,452 $137,456 $73,110 3/31/2024 $99,273 $123,783 $23,688 $134,701 $73,020 6/30/2024 $(61,497) $(49,416) $(49,789)$(49,342) $0 -$10,000 -$20,000 -$30,000 -$40,000-$50,000-$60,000-$70,000 Unrealized Loss/Gain($000’s) U.s Treasury Municipal Corporate Agency MBS/ABS Unrealized(Loss)/Gain

Diversified Loan Portfolio Loans Outstanding1 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000$0 $37,486 $113,629 $118,443 $218,468 $106,921 $456,198 $70,609$35,373 $160,612 $115,018 $275,216 $119,365 $551,287 $97,811 $34,507 $180,555 $114,052 $278,023 $117,587 $553,116 $35,637 $185,312 $114,775 $294,004 $120,944 $568,555 4.14% 5.16% 5.51% 5.57% $97,811 $99,672 $104,727 12/31/2022 12/31/2023 3/31/2024 6/30/2024 Commercial Real estate Construction Commercial (C&I) Ag. Consumer and Other 1-4 Family Purchased Participations State Muni Loans Loan Yield 10% 9% 8% &% 6% 5%4% 3% 2% 1% 0%

Largest Commercial Real Estate Concentrations CRE Concentrations$600,000$500,000 $400,000$300,000$200,000 $100,000 $0 $33,410 $43,812 $55,428 $58,382 $81,283 $96,515 12/31/2022 $48,370 $62,439 $68,478 $87,137 $80,670 $120,180 12/31/2023 $50,189 $63,036 $76,714 $87,709 $87,091 $127,740 3/31/2024 $50,740 $65,508 $76,832 $90,341 $92,219 $134,840 6/30/2024 Apartment Units Hotel & Motel Office Shopping Center Land Development Warehouse

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.20% 0.15% 0.10% 0.05% 0.00% 0.01% 12/31/2022 0.01% 12/31/2023 0.02% 3/31/2024 0.04% 6/30/2024

Deposits by Category Deposits by Category $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,00 $400,00 $200,000 $0 $57,390 $496,533 $698,294 $299,231 12/31/2022 8.5% $132,446 $454,517 $677,965 $273,050 8.9% 12/31/2023 $171,909 $402,978 $692,532 $291,893 10.3% $183,680 $ 401,174 $718,640 $282,964 9.9% 6/30/2024 Demand Deposit MMA & Savings Interest Bearing Checking Time Total Uninsured/Uncollateralized 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%Uninsured/Uncollateralized

Deposit Mix Cost of Deposits (%)Franklin Financial Deposit Mix ($000’s) 11.8 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 2021 0.12 2022 0.23 2023 1.23 6/30/2024 1.74 MMDAs & Savings $718,640 45% Retail Time $183,680 12% Demand Deposits $ 282,964 18% Interest Bearing Checking $401,174 25%

Liquidity Available at June 30, 2024 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $538,487 $ 240,000 $298,487 Federal Reserve Bank Discount Window $54,048 $ – $54,048 Correspondent Banks $76,000 $ –$76,000    Total$668,535 $240,000 $428,535

Wealth Management Total and New Assets Under Management ($000’s) $1,400,000 $1,200,000 $ 1,000,000 $800,000 $600,000$400,000$200,000$0 $135,423 $1,094,779 $1,230,202 $217,891 12/31/2023 $151,465 $1,107,650 $1,259,115 $24,086 3/31/2024$143,736 $1,131,730 $1,275,472 $60,914 6/30/2024Brokerage Trust Total New Assets Under Management (YTD)

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 6/30/2024 Quarter Ended 3/31/2024 Quarter Ended 6/30/2023 Interest Income $24,732 $23,809 $18,511  Interest Expense$10,521 $10,256 $5,316  Provision for Credit Losses $546 $452 $532  Noninterest Income1 $4,384$4,229 $4,054  Noninterest Expense $14,336 $13,304 $12,648  Net Income $3,033$3,361 $2,976

Key Performance Measures  Percent (%) Quarter Ended 6/30/2024Quarter Ended 3/31/2024 Quarter Ended 6/30/2023  Return on Avg. Assets 0.590.670.70  Return on Avg. Equity 9.1210.21 9.82    Efficiency Ratio176.03 73.76 72.17  Net Interest Margin 2.99 2.883.30    Noninterest Inc2 / Operating Revenue23.58 23.78 23.50

Balance Sheet Strength Percent (%) Quarter Ended 6/30/2024 Quarter Ended 3/31/2024 Quarter Ended 6/30/2023  Risk-Based Capital Ratio (Total) 14.66 14.53 16.84  Leverage Ratio (Tier 1) 8.38 8.329.39    Common Equity Ratio (Tier 1) 12.01 11.91 13.88 Tangible Common Equity Ratio 6.29 6.25 6.41Tangible Common Equity Ratio excluding AOCI 8.318.31 6.41  Nonperforming Assets1 / Total Assets 0.04 0.02 0.01 Allowance for Credit Loss as a % of Loans1.29 1.29 1.28  Allowance to Nonaccrual Loans NM2 NM3NM4

Market Statistics Per Share Measure / Market Valuation Quarter Ended 6/30/2024 Quarter Ended 3/31/2024 Quarter Ended 6/30/2023 Diluted Earnings Per Share $0.66 $0.77 $0.68  Cash Dividend Yield 4.53% 4.89% 4.61%  Regular Cash Dividends Paid $0.32 $0.32 $0.32  Dividend Payout Ratio 46.39% 41.62%47.08% Market Value Per Share $28.38 $26.20 $27.74 Book Value $31.01 $30.55 $27.53 Tangible Book Value1 $28.96 $28.50 $25.46 Market Cap ($M) $124.77 $115.12 $120.67 Price / Book (%) 91.20%85.76% 100.76% Price / Tangible Book (%) 97.64% 91.94%108.95% Price / LTM EPS (X) 9.12 8.40 8.36

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank

Appendix

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 6/30/2024 Quarter Ended 3/31/2024 Quarter Ended 6/30/202 Shareholders’ equity $136,809 $134,237 $119,770 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 127,793 125,221110,754 Less AOCI (40,881) (41,234) (47,961) Tangible shareholders’ equity excl. AOCI (non-GAAP) 168,674166,455 158,715 Total assets 2,039,1262,011,614 1,736,165 Less intangible assets (9,016) (9,016) (9,016) Total tangible assets (non-GAAP) 2,030,110 2,002,5981,727,149Tangible Common Equity Ratio (non-GAAP) 6.29%6.25%6.41%Tangible Common Equity Ratio excl. AOCI (non-GAAP) 8.31%8.31%9.19%Shares outstanding (in thousands) 4,4124,3944,350Tangible book value (non-GAAP) $28.96$28.50$25.46

GAAP / Non-GAAP Reconciliation Efficiency Ratio Quarter Ended 6/30/2024Quarter Ended 3/31/2024Quarter Ended 6/30/2023Noninterest expense$14,336$13,304$12,648 Net interest income14,21113,55313,195Plus tax equivalent adjustment to net interest income 261254276Plus noninterest income, net of securities transactions14,3844,2294,054Total revenue18,85618,03617,525Efficiency Ratio (non-GAAP) 76.03%73.76%72.17%